Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of First Midwest Financial, Inc. (the "Company") for the quarterly period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James S. Haahr, Chief Executive Officer of the Company, and I, Ronald J. Walters, Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


By: /s/ James S. Haahr
    -----------------------
Name: James S. Haahr
Chief Executive Officer
August 13, 2004


By: /s/ Ronald J. Walters
    -----------------------
Name: Ronald J. Walters
Chief Financial Officer
August 13, 2004


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